Prospectus Supplement	June 30, 2020

Putnam Global Income Trust
Prospectuses dated February 29, 2020

Effective July 1, 2020, the sub-sections Annual fund operating expenses and Example in the section Fund summary are deleted in their entirety and replaced with the following:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

				Total		Total annual fund
	Manage-	Distribution		annual fund	Expense	operating expenses
Share	ment	and service	Other	operating	reimburse-	after expense
class	fees	(12b-1) fees	expenses	expenses	ment#	reimbursement
Class A	0.54%	0.25%	0.45%	1.24%	(0.34%)	0.90%
Class B	0.54%	1.00%	0.45%	1.99%	(0.34%)	1.65%
Class C	0.54%	1.00%	0.45%	1.99%	(0.34%)	1.65%
Class R	0.54%	0.50%	0.45%	1.49%	(0.34%)	1.15%
Class R5	0.54%	N/A	0.34%	0.88%	(0.34%)	0.54%
Class R6	0.54%	N/A	0.27%	0.81%	(0.34%)	0.47%
Class Y	0.54%	N/A	0.45%	0.99%	(0.34%)	0.65%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through February 28, 2022. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$488	$745	$1,022	$1,811
Class B	$668	$892	$1,241	$2,095
Class B (no redemption)	$168	$592	$1,041	$2,095
Class C	$268	$592	$1,041	$2,289
Class C (no redemption)	$168	$592	$1,041	$2,289
Class R	$117	$438	$781	$1,750
Class R5	$55	$247	$454	$1,053
Class R6	$48	$225	$416	$970
Class Y	$66	$281	$514	$1,182

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